SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 29, 1995


                             UNITED BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


         WEST VIRGINIA                  0-13322            55-0641179
(State or other jurisdiction of       (Commission       (I.R.S. Employer
 incorporation or organization)        File No.)      Identification No.)


         300 UNITED CENTER
         500 VIRGINIA STREET, EAST
         CHARLESTON, WEST VIRGINIA                              25301
  (Address of principal executive offices)                     Zip Code


                                 (304) 424-8761
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
             (Former name or address, if changed since last report)



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Item 5.  Other Events


         Effective November 29, 1995, Richard M. Adams, Chairman & Chief Executive Officer of United Bankshares, Inc. accepted the resignation of Joseph N. Gompers as a director of United Bankshares, Inc. He became a director in 1990. Mr. Gompers did not resign with a disagreement with management. Mr Gompers is a CPA and Partner with Gompers and Associates, CPAs. He owns less than one percent of the total outstanding shares of United.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED BANKSHARES, INC.


Date  December 13, 1995            By   /s/ Joseph Wm. Sowards
    ---------------------            -------------------------
                                     Joseph Wm. Sowards
                                     Its Executive Vice President
                                     and Secretary





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